Exhibit 4.1

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   COMMON STOCK                                          COMMON STOCK
INCORPORATED UNDER                                      PAR VALUE $.01
   THE LAWS OF                                         CUSIP 020047 10 6
THE STATE OF DELAWARE                        SEE REVERSE FOR CERTAIN DEFINITIONS
                                           AND RESTRICTIONS ON PREEMPTIVE RIGHTS


                                 ALLWASTE, INC.

             THIS CERTIFIES THAT_____________________IS THE OWNER OF FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

     Allwaste, Inc. transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal of the Corporation to be affixed to this Certificate.


DATED:_____________


PRESIDENT:__________________

SECRETARY

COUNTERSIGNED AND REGISTERED:______________________

                         AMERICAN STOCK TRANSFER & TRUST
                      COMPANY TRANSFER AGENT AND REGISTRAR

BY_____________________

AUTHORIZED SIGNATURE
ALLWASTE, INC.
CORPORATE
SEAL
1986
DELAWARE
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ALLWASTE, INC.

     The pre-emptive right of stockholders to acquire any shares of the Corporation has been denied by a statement in the Certificate of Incorporation which is on file in the office of the Secretary of State of Delaware. The Corporation will furnish a copy of such statement to the recordholder of this Certificate without charge on request to the Corporation at its principal place of business or registered office.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian

TEN ENT - as tenants by the entireties (Cust) (Minor)

JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received _______________ hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER___________________
                         IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________of the Common
           Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                Attorney to transfer the said stock on the books
                        of within-named Corporation with

                  full power of substitution in the premises.

Dated _________________X______________________________
                            (SIGNATURE)

      _________________X______________________________
                              (SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: X_________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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